UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 30, 2019
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INSEEGO CORP.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38358	81-3377646
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer identification number)
12600 Deerfield Parkway, Suite 100
Alpharetta, Georgia 30004
(Address of principal executive offices) (Zip Code)
(858) 812-3400
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INSG	Nasdaq Global Select Market
Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 30, 2019, Robert Pons resigned from the board of directors (the “Board”) of Inseego Corp. (the “Company”). Mr. Pons’ resignation is not a result of a disagreement or dispute with the Company on any matter regarding its operations, policies or practices. Following his resignation, Mr. Pons will serve as a consultant to the Company.
On September 30, 2019, the Board appointed Christopher Harland to fill the vacancy on the Board created by Mr. Pons’ resignation. Upon his appointment to the Board, Mr. Harland became a member of the class of directors with terms expiring at the 2021 Annual Meeting of the Stockholders of the Company, as well as a member of the Audit Committee of the Board (the “Audit Committee”). The Board determined that Mr. Harland qualifies as an independent director and is qualified to serve on the Audit Committee under the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and listing rules of The NASDAQ Stock Market LLC. For his services on the Board and Audit Committee, Mr. Harland will receive the same compensation as other non-management directors, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on May 15, 2019. In addition, it is expected that Mr. Harland will execute the Company’s standard form of indemnification agreement. The Company’s standard form of indemnification agreement was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on August 21, 2017 and is incorporated herein by reference.
There are no arrangements or understandings between Mr. Harland and any other persons pursuant to which he was selected to serve as a director. Mr. Harland does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.
Mr. Harland’s appointment to the Board was announced in a press release, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits.

99.1	Press release, dated October 2, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inseego Corp.

By:	/s/ Stephen Smith
Stephen Smith
Executive Vice President and Chief Financial Officer

Date: October 2, 2019